                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

         Date of report (Date of earliest event reported): May 14, 2002


                                 PACKETEER, INC.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                                        77-0420107
    ----------------------------       ------------      ------------------
    (State or other jurisdiction        (Commission       (I.R.S. Employer
          of incorporation)            File Number)      Identification No.)



                               10495 NORTH DE ANZA
                           CUPERTINO, CALIFORNIA 95014
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 873-4400





                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

        On May 14, 2002, Packeteer, Inc. issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibits are filed as part of this Report:

         No.     Exhibit
         --      -------
         99.1    Press Release dated May 14, 2002


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2002


                                 Packeteer, Inc.

                                     By: /s/ David C. Yntema
                                         -----------------------------------
                                         Name: David C. Yntema
                                         Title: Chief Financial Officer

EXHIBIT INDEX

No.     Exhibit
--      -------

99.1    Press Release dated May 14, 2002
